                                                                     Exhibit 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED OCTOBER 1, 2001

Available Amount to Note Holders:                                                                  4,502,488.33

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                     819,839.85
              (b) Servicer Fees from current and prior Collection Period                              27,689.13
              (c) Servicing Charges inadvertantly deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             6,459.41
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                        --
              Class A-4 Note Interest                                                                259,668.19

(viii)      Class B-1 Note Interest                                                                    7,362.12
(ix)        Class B-2 Note Interest                                                                    4,769.33
(x)         Class B-3 Note Interest                                                                    6,260.81
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                                        --
              Class A-4 Principal Distribution Amount                                              3,370,022.82
(xii)       Note Insuer Reimbursement Amount                                                                 --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                    --
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                    --
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                    --
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                              --

            Reviewed By:



            --------------------------------------------------------------------
            Joel Cappon

            Controller, American Express Business Finance


"*The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 2001

                      Initial        Beginning         Base          Additional       Total           Ending           Ending
                     Principal       Principal       Principal       Principal       Principal       Principal      Certificate
     Class            Balance         Balance       Distribution    Distribution    Distribution      Balance          Factor
---------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
Class A-1           70,687,140.00              --              --              --              --              --       0.0000000
Class A-2           53,856,869.00              --              --              --              --              --       0.0000000
Class A-3           52,510,447.00              --              --              --              --              --       0.0000000
Class A-4           70,687,140.00   55,366,352.83    3,370,022.82              --    3,370,022.82   51,996,330.01       0.7355840
                   --------------  --------------  --------------  --------------  --------------  --------------  --------------
  Total Class A    247,741,596.00   55,366,352.83    3,370,022.82              --    3,370,022.82   51,996,330.01       0.2098813
Class B-1            5,385,687.00    1,203,616.39              --              --              --    1,203,616.39       0.2234843
Class B-2            2,692,843.00      601,808.09              --              --              --      601,808.09       0.2234843
Class B-3            5,385,687.00    1,203,616.40              --              --              --    1,203,616.40       0.2234843
                   --------------  --------------  --------------  --------------  --------------  --------------
Total              261,205,813.00   58,375,393.71    3,370,022.82              --    3,370,022.82   55,005,370.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

AVAILABLE FUNDS
   Collection Account balance, as of September 30, 2001                                        2,199,438.77
   Add: Investment earnings on amounts in Collection Account                                       4,914.16
   Add: Payments due Collection Account from last 3 business days of Collection Period               985.76
   Less: Amounts inadvertently deposited into collection account                                  58,624.61
   Add: Additional contribution for terminated trade-ups and rebooked leases                             --
   Add: Servicer Advance on current Determination Date                                         2,355,774.25
                                                                                              -------------
   Available Funds on Payment Date                                                             4,502,488.33
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,502,488.33
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,502,488.33
UNREIMBURSED SERVICER ADVANCES

   Unreimbursed Servicer Advances due                                                            819,839.85
   Unreimbursed Servicer Advances paid                                                           819,839.85
                                                                                              -------------
    Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,682,648.48
SERVICER FEES

   Servicer Fees due                                                                              27,689.13
   Servicer Fees paid                                                                             27,689.13
                                                                                              -------------
    Servicer Fees remaining unpaid                                                                       --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,654,959.35
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,654,959.35
PREMIUM AMOUNT

   Premium Amount due                                                                              6,459.41
   Premium Amount paid                                                                             6,459.41
                                                                                              -------------
    Premium Amount remaining unpaid                                                                      --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,648,499.94
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                         416.67
   Indenture Trustee Fee paid                                                                        416.67
                                                                                              -------------
    Indenture Trustee Fee remaining unpaid                                                               --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,648,083.27
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)

   Total Indenture Trustee Expenses due                                                                  --
   Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                              -------------
   Total Indenture Trustee Expenses paid                                                                 --
                                                                                              -------------
    Indenture Trustee Expenses unpaid                                                                    --

  REMAINING AVAILABLE FUNDS                                                                    3,648,083.27
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
   Class A-1 Note Interest                                                                               --
   Class A-2 Note Interest                                                                               --
   Class A-3 Note Interest                                                                               --
   Class A-4 Note Interest                                                                       259,668.19
                                                                                              -------------
    Total Class A Interest due                                                                   259,668.19
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,388,415.08
CLASS B-1 NOTE INTEREST

   Class B-1 Note Interest due                                                                     7,362.12
   Class B-1 Note Interest paid                                                                    7,362.12
                                                                                              -------------
    Class B-1 Note Interest remaining unpaid                                                             --
                                                                                              -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

  REMAINING AVAILABLE FUNDS                                                                    3,381,052.96
CLASS B-2 NOTE INTEREST

   Class B-2 Note Interest due                                                                     4,769.33
   Class B-2 Note Interest paid                                                                    4,769.33
                                                                                              -------------
    Class B-2 Note Interest remaining unpaid                                                             --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,376,283.63
CLASS B-3 NOTE INTEREST

   Class B-3 Note Interest due                                                                     6,260.81
   Class B-3 Note Interest paid                                                                    6,260.81
                                                                                              -------------
    Class B-3 Note Interest remaining unpaid                                                             --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,370,022.82
CLASS A BASE PRINCIPAL DISTRIBUTION

   Class A Base Principal Distribution Amount due                                              3,447,812.57
   Class A Note Principal Balance as of preceding Payment Date                                55,366,352.83
                                                                                              -------------
   Class A Base Principal Distribution Amount paid                                             3,370,022.82
                                                                                              -------------
    Class A Base Principal Distribution Amount remaining unpaid                                   77,789.75

   Class A-1 Note Principal Balance as of preceding Payment Date                                         --
   Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                  --
                                                                                              -------------

   Remaining Class A Base Principal Distribution Amount                                        3,370,022.82
                                                                                              -------------

   Class A-2 Note Principal Balance as of preceding Payment Date                                         --
   Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
    Class A-2 Note Principal Balance after distribution on Payment Date                                  --

   Remaining Class A Base Principal Distribution Amount                                        3,370,022.82
                                                                                              -------------

   Class A-3 Note Principal Balance as of preceding Payment Date                                         --
   Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
    Class A-3 Note Principal Balance after distribution on Payment Date                                  --

   Remaining Class A Base Principal Distribution Amount                                        3,370,022.82
                                                                                              -------------

   Class A-4 Note Principal Balance as of preceding Payment Date                              55,366,352.83
   Class A-4 Base Principal Distribution Amount paid                                           3,370,022.82
                                                                                              -------------
    Class A-4 Note Principal Balance after distribution on Payment Date                       51,996,330.01

  REMAINING AVAILABLE FUNDS                                                                              --

NOTE INSURER REIMBURSEMENT AMOUNT

   Note Insuer Reimbursement Amount due                                                                  --
   Note Insuer Reimbursement Amount paid                                                                 --
                                                                                              -------------
    Note Insuer Reimbursement Amount remaining unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                              --

CLASS B-1 BASE PRINCIPAL DISTRIBUTION

   Class B-1 Note Principal Balance as of preceding Payment Date                               1,203,616.39
   Class B-1 Base Principal Distribution due                                                      74,952.45
   Class B-1 Base Principal Distribution paid                                                            --
                                                                                              -------------
    Class B-1 Base Principal Distribution remaining unpaid                                        74,952.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

    Class B-1 Note Principal Balance after distribution on Payment Date                        1,203,616.39

  REMAINING AVAILABLE FUNDS                                                                              --

CLASS B-2 BASE PRINCIPAL DISTRIBUTION

   Class B-2 Note Principal Balance as of preceding Payment Date                                 601,808.09
   Class B-2 Base Principal Distribution due                                                      37,476.22
   Class B-2 Base Principal Distribution paid                                                            --
                                                                                              -------------
    Class B-2 Base Principal Distribution remaining unpaid                                        37,476.22
    Class B-2 Note Principal Balance after distribution on Payment Date                          601,808.09
  REMAINING AVAILABLE FUNDS                                                                              --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
   Class B-3 Note Principal Balance as of preceding Payment Date                               1,203,616.40
   Class B-3 Base Principal Distribution due                                                      74,952.45
   Class B-3 Base Principal Distribution paid                                                            --
                                                                                              -------------
    Class B-3 Base Principal Distribution remaining unpaid                                        74,952.45
    Class B-3 Note Principal Balance after distribution on Payment Date                        1,203,616.40
  REMAINING AVAILABLE FUNDS                                                                              --

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT

   Principal Amount paid to A noteholders, otherwise paid to B-1                                         --
   Principal Amount paid to A noteholders, otherwise paid to B-2                                         --
   Principal Amount paid to A noteholders, otherwise paid to B-3                                         --
                                                                                              -------------
   Total Principal Amount paid to A noteholders, otherwise to be paid to B                               --
  REMAINING AVAILABLE FUNDS                                                                              --

   Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                       --
   Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                       --

   Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                       --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                              --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

   Indenture Trustee Expenses unpaid per above                                                           --
   Remaining Indenture Trustee Expenses paid                                                             --
                                                                                              -------------
    Remaining Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                                              --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement due                                              --
   Other Amounts Due Servicer under Servicing Agreement paid                                             --
                                                                                              -------------
   Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                 --
  REMAINING AVAILABLE FUNDS                                                                              --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                            66,453,923.70
   ADCPB, end of Collection Period                                                  62,818,730.02
                                                                                    -------------
    Base Principal Amount                                                            3,635,193.68

UNREIMBURSED SERVICING ADVANCES

   Unreimbursed Servicing Advances from previous Collection Period                   2,755,289.16
   Servicing Advances collected during the current Collection Period                 1,935,449.31
                                                                                    -------------
    Unreimbursed Servicing Advances as of current Determination Date                   819,839.85

CALCULATION OF INTEREST DUE

                  Beginning                          Current                            Total
                  Principal        Interest         Interest          Overdue         Interest
     Class         Balance           Rate              Due            Interest           Due
   ---------    -------------    -------------    -------------    -------------    -------------
   Class A-1               --          5.2150%               --               --               --
   Class A-2               --          5.4900%               --               --               --
   Class A-3               --          5.4500%               --               --               --
   Class A-4    55,366,352.83          5.6280%       259,668.19               --       259,668.19
   Class B-1     1,203,616.39          7.3400%         7,362.12               --         7,362.12
   Class B-2       601,808.09          9.5100%         4,769.33               --         4,769.33
   Class B-3     1,203,616.40          6.2420%         6,260.81               --         6,260.81
                -------------    -------------    -------------    -------------    -------------
                58,375,393.71          5.7160%       278,060.46               --       278,060.46

CALCULATION OF PRINCIPAL DUE

                    Base             Base                             Total
                  Principal        Principal         Overdue        Principal
     Class       Amount Pct.        Amount          Principal          Due
   ---------    -------------    -------------    -------------    -------------
   Class A            94.845%     3,447,812.57               --     3,447,812.57
   Class B-1           2.062%        74,952.45               --        74,952.45
   Class B-2           1.031%        37,476.22               --        37,476.22
   Class B-3           2.062%        74,952.45             0.00        74,952.45
                                 -------------    -------------    -------------
                                  3,635,193.68             0.00     3,635,193.68

CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                            66,453,923.70
   Servicer Fee Rate                                                                        0.500%
   One-twelfth                                                                                1/12
                                                                                            ------
   Servicer Fee due current period                                                       27,689.13
   Prior Servicer Fee arrearage                                                                 --
                                                                                    --------------
   Servicer Fee due                                                                      27,689.13

CALCULATION OF PREMIUM AMOUNT
   Class A Principal Amount as of the immediately preceding Collection Period        55,366,352.83
   Premium Rate                                                                             0.140%
   One-twelfth                                                                                1/12
                                                                                            ------
   Premium Amount due Current Period                                                      6,459.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001

   Prior Premium Amount arrearage                                                               --
                                                                                    --------------
     Total Premium Amount due                                                             6,459.41

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                 416.67
   Prior Indenture Trustee Fee arrearage                                                        --
                                                                                    --------------
   Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                               --
   Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                    --------------
   Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                        --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                    --------------
   Total Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001



RESTRICTING EVENT DETERMINATION:

                                                                                                      Yes/No
                                                                                                      ------
   A) Event of Servicer Termination (Yes/No)                                                            No
   B) Note Insurer has Made a Payment (Yes/No)                                                          No
   C) Gross Charge Off Event has Occurred (Yes/No)                                                      No
   D) Delinquency Trigger Event has Occurred (Yes/No)                                                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                      Yes/No
                                                                                                      ------
   A) Failure to distribute to the Noteholders all or part of any payment of Interest required
   to be made under the terms of such Notes or the Indenture when due; and,                             No
   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient
   Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
   the Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
   Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the
   case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
   Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes,
   as the case may be.                                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                           Event                                           Yes/No
   ----------    ---------------------------------------------------------------------------------    ------
   6.01(i)       Failure to make payment required                                                        No
   6.01(ii)      Failure to submit Monthly Statement                                                     No
   6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                    No
   6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                          No
   6.01(v)       Servicer files a voluntary petition for bankruptcy                                     No
   6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                                No
   6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement              No
   6.01(viii)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 2001


Gross Charge Event Calculation:

                                                                                                      Result
                                                                                                  --------------
   Gross Charge Off Ratio Current Period                                                                  3.78%
   Gross Charge Off Ratio Prior Period                                                                    0.85%
   Gross Charge Off Ratio Second Prior Period                                                             1.30%
                                                                                                          -----
    Average of Gross Charge Off Ratio for Three Periods                                                   1.98%
   Maximum Allowed                                                                                        2.50%

   Gross Charge Off Ratio:

                                                                                                   Gross Charge
                             ADCPB of                                                               Off Ratio
                          All Defaulted          Less                            End of Month      Charge Offs/
                            Contracts         Recoveries       Charge Offs          ADCPB             ADCPB
                          --------------    --------------    --------------    --------------    --------------
   Current Period             372,616.99        174,637.53        197,979.46     62,818,730.02             3.78%
   Prior Period               199,866.51        152,863.21         47,003.30     66,453,923.70             0.85%
   Second Prior Period        376,951.58        299,801.89         77,149.69     71,403,957.59             1.30%

Delinquency Event Calculation:

                                                                                                      Results
                                                                                                  --------------
   Delinquency Trigger Ratio Current Period                                                                7.61%
   Delinquency Trigger Ratio Prior Period                                                                  7.42%
   Delinquency Trigger Ratio Second Prior Period                                                           6.99%
                                                                                                           -----
   Average of Delinquency Trigger Ratios                                                                   7.34%
   Maximum Allowed                                                                                         7.50%

   Delinquency Trigger Ratio:

                                A                 B                A/B
                                -                 -                ---
                            ADCPB of         ADCPB of All      Delinquency
                          Contract > 30      Contracts As        Trigger
                          Days Past Due      of Month-End         Ratio:
                          --------------    --------------    --------------
   Current Period           4,779,662.68     62,832,872.81             7.61%
   Prior Period             4,931,918.90     66,453,923.70             7.42%
   Second Prior Period      4,990,374.55     71,403,957.58             6.99%

                                             Delinquency
                               ADCPB            Ratio
                          --------------    --------------
   Current                    58,053,210            92.39%
   31-60 Days Past Due         2,473,207             3.94%
   61-90 Days Past Due           901,919             1.44%
   91+ Days Past Due           1,404,537             2.24%
                               ---------             -----
   TOTAL                      62,832,873           100.00%

Substitution Limits

   ADCPB as of Cut-Off Date                                                                       269,284,343.00
   Maximum Substitution (10% of Initial)                                                           26,928,434.30

   Prior month Cumulative ADCPB Substituted                                                         9,157,586.71
   Current month ADCPB Substituted                                                                    824,292.44
                                                                                                  --------------
   Cumulative ADCPB Substituted                                                                     9,981,879.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED OCTOBER 1, 2001

Available Amount to Note Holders:                                                                  5,039,405.33

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                       8,845.38
              (b) Servicer Fees from current and prior Collection Period                              39,851.38
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             11,861.80
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                        --
              Class A-4 Note Interest                                                                388,389.12

(viii)      Class B-1 Note Interest                                                                   10,434.02
(ix)        Class B-2 Note Interest                                                                    7,884.71
(x)         Class B-3 Note Interest                                                                    6,243.05
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                                        --
              Class A-4 Principal Distribution Amount                                              4,394,673.21
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            170,806.00
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                    --
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                    --
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                              --

            Reviewed By:



            --------------------------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance


**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

AVAILABLE FUNDS
   Collection Account balance, as of September 30, 2001                                        1,012,896.50
   Add: Investment earnings on amounts in Collection Account                                       4,076.73
   Add: Payments due Collection Account from last 3 business days of Collection Period                   --
   Less: Amounts inadvertently deposited into collection account                                 300,898.23
   Add: Additional contribution for terminated trade-ups and rebooked leases                             --
   Add: Servicer Advance on current Determination Date                                         4,323,330.33
                                                                                              -------------
    Available Funds on Payment Date                                                            5,039,405.33
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,039,405.33
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,039,405.33
UNREIMBURSED SERVICER ADVANCES

   Unreimbursed Servicer Advances due                                                              8,845.38
   Unreimbursed Servicer Advances paid                                                             8,845.38
                                                                                              -------------
    Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,030,559.95
SERVICER FEES

   Servicer Fees due                                                                              39,851.38
   Servicer Fees paid                                                                             39,851.38
                                                                                              -------------
    Servicer Fees remaining unpaid                                                                       --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,990,708.57
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,990,708.57
PREMIUM AMOUNT

   Premium Amount due                                                                             11,861.80
   Premium Amount paid                                                                            11,861.80
                                                                                              -------------
    Premium Amount remaining unpaid                                                                      --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,978,846.78
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                         416.67
   Indenture Trustee Fee paid                                                                        416.67
                                                                                              -------------
    Indenture Trustee Fee remaining unpaid                                                               --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,978,430.11
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)

   Total Indenture Trustee Expenses due                                                                  --
   Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                              -------------
   Total Indenture Trustee Expenses paid                                                                 --
                                                                                              -------------
    Indenture Trustee Expenses unpaid                                                                    --

  REMAINING AVAILABLE FUNDS                                                                    4,978,430.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
   Class A-1 Note Interest                                                                               --
   Class A-2 Note Interest                                                                               --
   Class A-3 Note Interest                                                                               --
   Class A-4 Note Interest                                                                       388,389.12
                                                                                              -------------
    Total Class A Interest due                                                                   388,389.12
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,590,040.99
CLASS B-1 NOTE INTEREST

   Class B-1 Note Interest due                                                                    10,434.02
   Class B-1 Note Interest paid                                                                   10,434.02
                                                                                              -------------
    Class B-1 Note Interest remaining unpaid                                                             --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,579,606.97
CLASS B-2 NOTE INTEREST

   Class B-2 Note Interest due                                                                     7,884.71
   Class B-2 Note Interest paid                                                                    7,884.71
                                                                                              -------------
    Class B-2 Note Interest remaining unpaid                                                             --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,571,722.26
CLASS B-3 NOTE INTEREST

   Class B-3 Note Interest due                                                                     6,243.05
   Class B-3 Note Interest paid                                                                    6,243.05
                                                                                              -------------
    Class B-3 Note Interest remaining unpaid                                                             --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,565,479.21
CLASS A BASE PRINCIPAL DISTRIBUTION

   Class A Base Principal Distribution Amount due                                              4,394,673.21
   Class A Note Principal Balance as of preceding Payment Date                                81,338,035.97
                                                                                              -------------
   Class A Base Principal Distribution Amount paid                                             4,394,673.21
                                                                                              -------------
    Class A Base Principal Distribution Amount remaining unpaid                                          --

   Class A-1 Note Principal Balance as of preceding Payment Date                                         --
   Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                  --

   Remaining Class A Base Principal Distribution Amount                                        4,394,673.21
                                                                                              -------------

   Class A-2 Note Principal Balance as of preceding Payment Date                                         --
   Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
    Class A-2 Note Principal Balance after distribution on Payment Date                                  --

   Remaining Class A Base Principal Distribution Amount                                        4,394,673.21
                                                                                              -------------

   Class A-3 Note Principal Balance as of preceding Payment Date                                         --
   Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
    Class A-3 Note Principal Balance after distribution on Payment Date                                  --

   Remaining Class A Base Principal Distribution Amount                                        4,394,673.21
                                                                                              -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

   Class A-4 Note Principal Balance as of preceding Payment Date                              81,338,035.97
   Class A-4 Base Principal Distribution Amount paid                                           4,394,673.21
                                                                                              -------------
    Class A-4 Note Principal Balance after distribution on Payment Date                       76,943,362.76

  REMAINING AVAILABLE FUNDS                                                                      170,806.00

NOTE INSURER REIMBURSEMENT AMOUNT
   Note Insuer Reimbursement Amount due                                                                  --
   Note Insuer Reimbursement Amount paid                                                                 --
                                                                                              -------------
   Note Insuer Reimbursement Amount remaining unpaid                                                     --
  REMAINING AVAILABLE FUNDS                                                                      170,806.00

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
   Class B-1 Note Principal Balance as of preceding Payment Date                               1,894,224.75
   Class B-1 Base Principal Distribution due                                                     221,542.81
   Class B-1 Base Principal Distribution paid                                                    170,806.00
                                                                                              -------------
    Class B-1 Base Principal Distribution remaining unpaid                                        50,736.81
    Class B-1 Note Principal Balance after distribution on Payment Date                        1,723,418.75

  REMAINING AVAILABLE FUNDS                                                                              --

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
   Class B-2 Note Principal Balance as of preceding Payment Date                                 947,112.37
   Class B-2 Base Principal Distribution due                                                     110,771.40
   Class B-2 Base Principal Distribution paid                                                            --
                                                                                              -------------
    Class B-2 Base Principal Distribution remaining unpaid                                       110,771.40
    Class B-2 Note Principal Balance after distribution on Payment Date                          947,112.37
  REMAINING AVAILABLE FUNDS                                                                              --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
   Class B-3 Note Principal Balance as of preceding Payment Date                               1,183,890.47
   Class B-3 Base Principal Distribution due                                                     138,464.25
   Class B-3 Base Principal Distribution paid                                                            --
                                                                                              -------------
    Class B-3 Base Principal Distribution remaining unpaid                                       138,464.25
    Class B-3 Note Principal Balance after distribution on Payment Date                        1,183,890.47
  REMAINING AVAILABLE FUNDS                                                                              --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
   Indenture Trustee Expenses unpaid per above                                                           --
   Remaining Indenture Trustee Expenses unpaid                                                             --
                                                                                              -------------
    Remaining Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                                              --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement due                                              --
   Other Amounts Due Servicer under Servicing Agreement paid                                             --
                                                                                              -------------
   Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                 --
  REMAINING AVAILABLE FUNDS                                                                              --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 2001

                      Initial        Beginning         Base          Additional        Total          Ending           Ending
                     Principal       Principal       Principal       Principal       Principal       Principal      Certificate
     Class            Balance         Balance       Distribution    Distribution    Distribution      Balance          Factor
---------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
 Class A-1          70,688,994.00              --              --              --              --              --       0.0000000
 Class A-2          57,258,085.00              --              --              --              --              --       0.0000000
 Class A-3          48,068,516.00              --              --              --              --              --       0.0000000
 Class A-4          84,119,903.00   81,338,035.97    4,394,673.21              --    4,394,673.21   76,943,362.76       0.9146868
                   --------------  --------------  --------------  --------------  --------------  --------------       ---------
   Total Class A   260,135,498.00   81,338,035.97    4,394,673.21              --    4,394,673.21   76,943,362.76       0.2957819
 Class B-1           5,655,120.00    1,894,224.75      170,806.00              --      170,806.00    1,723,418.75       0.3047537
 Class B-2           2,827,560.00      947,112.37              --              --              --      947,112.37       0.3349575
 Class B-3           3,534,450.00    1,183,890.47              --              --              --    1,183,890.47       0.3349575
                   --------------  --------------  --------------  --------------  --------------  --------------
   Total           272,152,628.00   85,363,263.56    4,565,479.21              --    4,565,479.21   80,797,784.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                            95,643,306.76
   ADCPB, end of Collection Period                                                  91,101,449.97
                                                                                    -------------
   Base Principal Amount                                                             4,541,856.79

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                   4,385,601.57
   Servicing Advances collected during the current Collection Period                 4,376,756.19
                                                                                    -------------
    Unreimbursed Servicing Advances as of current Determination Date                     8,845.38

CALCULATION OF INTEREST DUE

                  Beginning                          Current                            Total
                  Principal        Interest         Interest          Overdue         Interest
     Class         Balance           Rate              Due            Interest           Due
   ---------    -------------    -------------    -------------    -------------    -------------
   Class A-1               --          4.9670%              --                --               --
   Class A-2               --          5.4500%               --               --               --
   Class A-3               --          5.5400%               --               --               --
   Class A-4    81,338,035.97          5.7300%       388,389.12               --       388,389.12
   Class B-1     1,894,224.75          6.6100%        10,434.02               --        10,434.02
   Class B-2       947,112.37          9.9900%         7,884.71               --         7,884.71
   Class B-3     1,183,890.47          6.3280%         6,243.05               --         6,243.05
                -------------          -------    -------------    -------------    -------------
                85,363,263.56          5.8051%       412,950.90               --       412,950.90

CALCULATION OF PRINCIPAL DUE

                    Base             Base                              Total
                  Principal        Principal         Overdue         Principal
     Class       Amount Pct.        Amount          Principal           Due
   ---------    -------------    -------------    -------------    -------------
   Class A            95.584%     4,341,307.25        53,365.96     4,394,673.21
   Class B-1           2.078%        94,376.25       127,166.55       221,542.81
   Class B-2           1.039%        47,188.13        63,583.28       110,771.40
   Class B-3           1.299%        58,985.16        79,479.10       138,464.25
                                 -------------    -------------    -------------
                                  4,541,856.79       323,594.89     4,865,451.67

CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                            95,643,306.76
   Servicer Fee Rate                                                                        0.500%
   One-twelfth                                                                                1/12
                                                                                              ----
   Servicer Fee due current period                                                       39,851.38
   Prior Servicer Fee arrearage                                                                 --
                                                                                    --------------
                                                                                                --
   Servicer Fee due                                                                      39,851.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CALCULATION OF PREMIUM AMOUNT
   Class A Principal Amount as of the immediately preceding Collection Period        81,338,035.97
   Premium Rate                                                                             0.175%
   One-twelfth                                                                                1/12
                                                                                              ----
   Premium Amount due Current Period                                                     11,861.80
   Prior Premium Amount arrearage                                                               --
                                                                                    --------------
     Total Premium Amount due                                                            11,861.80

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                 416.67
   Prior Indenture Trustee Fee arrearage                                                        --
                                                                                    --------------
   Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                               --
   Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                    --------------
   Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                        --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                    --------------
   Total Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001



RESTRICTING EVENT DETERMINATION:

                                                                                                      Yes/No
                                                                                                      ------
   A) Event of Servicer Termination (Yes/No)                                                            No
   B) Note Insuer has Made a Payment (Yes/No)                                                           No
   C) Gross Charge Off Event has Occurred (Yes/No)                                                      No
   D) Delinquency Trigger Event has Occurred (Yes/No)                                                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                      Yes/No
                                                                                                      ------
   A) Failure to distribute to the Noteholders all or part of any payment of Interest requried
   to be made under the terms of such Notes or the Indenture when due; and,                             No
   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient
   Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
   the Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
   Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the
   case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
   Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes,
   as the case may be.                                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                           Event                                           Yes/No
   ----------    ---------------------------------------------------------------------------------    ------
   6.01(i)       Failue to make payment requried                                                        No
   6.01(ii)      Failue to submit Monthly Statement                                                     No
   6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                    No
   6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                          No
   6.01(v)       Servicer files a volunatry petition for bankruptcy                                     No
   6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dimissed within 60 days                                                                No
   6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement              No
   6.01(viii)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 2001


Gross Charge Event Calculation:

                                                                                                      Result
                                                                                                  --------------
   Gross Charge Off Ratio Current Period                                                                  -0.41%
   Gross Charge Off Ratio Prior Period                                                                     3.00%
   Gross Charge Off Ratio Second Prior Period                                                              0.19%
                                                                                                           -----
    Average of Gross Charge Off Ratio for Three Periods                                                    0.93%
   Maximum Allowed                                                                                         2.50%

   Gross Charge Off Ratio:

                                                                                                   Gross Charge
                             ADCPB of                                                               Off Ratio:
                          All Defaulted          Less                            End of Month      Charge Offs/
                            Contracts         Recoveries       Charge Offs          ADCPB             ADCPB
                          --------------    --------------    --------------    --------------    --------------
   Current Period              96,197.14        127,301.19        -31,104.05     91,101,449.97            -0.41%
   Prior Period               446,848.77        207,567.06        239,281.71     95,643,306.76             3.00%
   Second Prior Period        108,342.50         92,267.60         16,074.90    101,763,196.67             0.19%

Delinquency Event Calculation:

                                                                                                      Results
                                                                                                  --------------
   Delinquency Trigger Ratio Current Period                                                                7.48%
   Delinquency Trigger Ratio Prior Period                                                                  6.13%
   Delinquency Trigger Ratio Second Prior Period                                                           5.86%
                                                                                                           -----
   Average of Delinquency Trigger Ratios                                                                   6.49%
   Maximum Allowed                                                                                         7.50%

   Delinquency Trigger Ratio:

                                A                 B                A/B
                                -                 -                ---
                            ADCPB of         ADCPB of All      Delinquency
                          Contract > 30      Contracts As        Trigger
                          Days Past Due      of Month-End         Ratio:
                          --------------    --------------    --------------
   Current Period           6,817,141.83     91,139,188.46             7.48%
   Prior Period             5,865,699.70     95,643,306.76             6.13%
   Second Prior Period      5,965,014.80    101,763,196.67             5.86%

                                             Delinquency
                               ADCPB            Ratio
                          --------------    --------------
   Current                    84,322,047            92.52%
   31-60 Days Past Due         3,338,910             3.66%
   61-90 Days Past Due         1,740,453             1.91%
   91+ Days Past Due           1,737,779             1.91%
                               ---------             -----
   TOTAL                      91,139,188           100.00%

Substitution Limits

   ADCPB as of Cut-Off Date                                                                       226,204,781.43
   ADCPB added during Prefunding period                                                            56,551,485.09
                                                                                                  --------------
   Total Initial ADCPB                                                                            282,756,266.53
   Maximum Substitution (10% of Initial)                                                           28,275,626.65

   Prior month Cumulative ADCPB Substituted                                                        22,614,504.47
   Current month ADCPB Substituted                                                                    239,792.86
                                                                                                  --------------
   Cumulative ADCPB Substituted                                                                    22,854,297.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED OCTOBER 1, 2001

Available Amount to Note Holders:                                                                  4,169,869.47
Reserve Account balance, beginning                                                                       534.73

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      28,396.17
              (b) Servicer Fees from current and prior Collection Period                              39,277.65
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)        Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                 49,805.57
              Class A-4 Note Interest                                                                360,555.57
(vii)       Class B Note Interest                                                                     58,237.89
(viii)      Class C Note Interest                                                                     43,407.46
(ix)        Class D Note Interest                                                                     13,544.93

(x)         Class A Base Principal Distribution Amount
              Class A-1 Principal Distribution Amount                                                     (0.00)
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                              2,916,948.84
              Class A-4 Principal Distribution Amount                                                        --
(xi)        Class B Base Principal Distribution Amount                                               275,687.24
(xii)       Class C Base Principal Distribution Amount                                               186,755.87
(xiii)      Class D Base Principal Distribution Amount                                                78,795.46
(xv)        Class E Note Interest                                                                     20,228.69
(xvi)       Class E Principal Distribution Amount                                                     98,346.20
(xviii)     Reserve Account Reimbursement/(Withdrawal)                                                  (534.73)
(xix)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)        Remaining Amount to Residual Holder                                                              --


Reserve Account balance, ending                                                                            0.00

Disbursements from Reserve Account:
            Interest earned on Reserve Account to Residual Holder                                            --

            Reviewed By:



            -------------------------------------------------------------------
            JOEL CAPPON

            CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

AVAILABLE FUNDS
   Collection Account balance, as of September 30, 2001                                          444,381.90
   Add: Investment earnings on amounts in Collection Account                                       4,609.60
   Add: Payments due Collection Account from last 3 business days of Collection Period         1,049,168.67
   Less: Amounts inadvertently deposited into collection account                                  (4,378.54)
   Add: Additional contribution for terminated trade-ups and rebooked leases                             --
   Add: Servicer Advance on current Determination Date                                         2,667,330.76
                                                                                              -------------
   AVAILABLE FUNDS ON PAYMENT DATE                                                             4,169,869.47
   Reserve Account balance                                                                           534.73
                                                                                              -------------
   TOTAL AVAILABLE FUNDS                                                                       4,170,404.20

Initial Unpaid Amounts inadvertently deposited in Collection Account                                     --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,170,404.20

Indemnity Payments paid inadvertently deposited in Collection Account                                    --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,170,404.20

UNREIMBURSED SERVICER ADVANCES

   Unreimbursed Servicer Advances due                                                             28,396.17
   Unreimbursed Servicer Advances paid                                                            28,396.17
                                                                                              -------------
     Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,142,008.03

SERVICER FEES

   Servicer Fees due                                                                              39,277.65
   Servicer Fees paid                                                                             39,277.65
                                                                                              -------------
     Servicer Fees remaining unpaid                                                                      --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,102,730.38

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,102,730.38

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                         416.67
   Indenture Trustee Fee paid                                                                        416.67
                                                                                              -------------
     Indenture Trustee Fee remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,102,313.71

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)

   Total Indenture Trustee Expenses due                                                                  --
   Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                              -------------
   Total Indenture Trustee Expenses paid                                                                 --
                                                                                              -------------
     Indenture Trustee Expenses unpaid                                                                   --
  REMAINING AVAILABLE FUNDS                                                                    4,102,313.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:

   Class A-1 Note Interest                                                                               --
   Class A-2 Note Interest                                                                               --
   Class A-3 Note Interest                                                                        49,805.57
   Class A-4 Note Interest                                                                       360,555.57
     Total Class A Interest due                                                                  410,361.14
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,691,952.57

CLASS B NOTE INTEREST

   Class B Note Interest due                                                                      58,237.89
   Class B Note Interest paid                                                                     58,237.89
                                                                                              -------------
     Class B Note Interest remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,633,714.69

CLASS C NOTE INTEREST

   Class C Note Interest due                                                                      43,407.46
   Class C Note Interest paid                                                                     43,407.46
                                                                                              -------------
     Class C Note Interest remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,590,307.23

CLASS D NOTE INTEREST

   Class D Note Interest due                                                                      13,544.93
   Class D Note Interest paid                                                                     13,544.93
                                                                                              -------------
     Class D Note Interest remaining unpaid                                                              --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      3,576,762.29

CLASS A BASE PRINCIPAL DISTRIBUTION

   Class A Base Principal Distribution Amount due                                              2,916,948.84
   Class A Note Principal Balance as of preceding Payment Date                                70,907,030.91
                                                                                              -------------
   Class A Base Principal Distribution Amount paid                                             2,916,948.84
                                                                                              -------------
     Class A Base Principal Distribution Amount remaining unpaid                                         --
   Class A-1 Note Principal Balance as of preceding Payment Date                                         --
   Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
     Class A-1 Note Principal Balance after distribution                                                 --
                                                                                              -------------
   Remaining Class A Base Principal Distribution Amount                                        2,916,948.84
                                                                                              -------------
   Class A-2 Note Principal Balance as of preceding Payment Date                                         --
   Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
     Class A-2 Note Principal Balance after distribution                                                 --
   Remaining Class A Base Principal Distribution Amount                                        2,916,948.84
                                                                                              -------------
   Class A-3 Note Principal Balance as of preceding Payment Date                               8,920,399.91
   Class A-3 Base Principal Distribution Amount paid                                           2,916,948.84
                                                                                              -------------
     Class A-3 Note Principal Balance after distribution                                       6,003,451.07
   Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                              -------------
   Class A-4 Note Principal Balance as of preceding Payment Date                              61,986,631.00
   Class A-4 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
     Class A-4 Note Principal Balance after distribution                                      61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                      659,813.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS B BASE PRINCIPAL DISTRIBUTION

   Class B Note Principal Balance as of preceding Payment Date                                 9,599,651.83
   Class B Base Principal Distribution due                                                       275,687.24
   Class B Base Principal Distribution paid                                                      275,687.24
                                                                                              -------------
     Class B Base Principal Distribution remaining unpaid                                                --
     Class B Note Principal Balance after distribution on Payment Date                         9,323,964.59
  REMAINING AVAILABLE FUNDS                                                                      384,126.22

CLASS C BASE PRINCIPAL DISTRIBUTION

   Class C Note Principal Balance as of preceding Payment Date                                 6,502,990.05
   Class C Base Principal Distribution due                                                       186,755.87
   Class C Base Principal Distribution paid                                                      186,755.87
                                                                                              -------------
     Class C Base Principal Distribution remaining unpaid                                                --
     Class C Note Principal Balance after distribution on Payment Date                         6,316,234.18
  REMAINING AVAILABLE FUNDS                                                                      197,370.35

CLASS D BASE PRINCIPAL DISTRIBUTION

   Class D Note Principal Balance as of preceding Payment Date                                 1,582,660.17
   Class D Base Principal Distribution due                                                        78,795.46
   Class D Base Principal Distribution paid                                                       78,795.46
                                                                                              -------------
     Class D Base Principal Distribution remaining unpaid                                                --
     Class D Note Principal Balance after distribution on Payment Date                         1,503,864.71
  REMAINING AVAILABLE FUNDS                                                                      118,574.89

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION

   Class A-1 Note Principal Balance after Base Principal                                                 --
   Class A-1 Reallocated Principal Distribution                                                          --
                                                                                              -------------
     Class A-1 Note Principal Balance after Reallocation                                                 --
  Remaining Available Funds                                                                      118,574.89
                                                                                              -------------
   Class A-2 Note Principal Balance after Base Principal                                                 --
   Class A-2 Reallocated Principal Distribution                                                          --
                                                                                              -------------
     Class A-2 Note Principal Balance after Reallocation                                                 --
  Remaining Available Funds                                                                      118,574.89
                                                                                              -------------
   Class A-3 Note Principal Balance after Base Principal                                       6,003,451.07
   Class A-3 Reallocated Principal Distribution                                                          --
                                                                                              -------------
     Class A-3 Note Principal Balance after Reallocation                                       6,003,451.07
  Remaining Available Funds                                                                      118,574.89
                                                                                              -------------
   Class A-4 Note Principal Balance after Base Principal                                      61,986,631.00
   Class A-4 Reallocated Principal Distribution                                                          --
                                                                                              -------------
     Class A-4 Note Principal Balance after Reallocation                                      61,986,631.00
REMAINING AVAILABLE FUNDS                                                                        118,574.89

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION

   Class B Note Principal Balance after Base Principal                                         9,323,964.59
   Class B Reallocated Principal Distribution paid                                                       --
                                                                                              -------------
     Class B Note Principal Balance after Reallocation                                         9,323,964.59
  REMAINING AVAILABLE FUNDS                                                                      118,574.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION

   Class C Note Principal Balance after Base Principal                                         6,316,234.18
   Class C Reallocated Principal Distribution paid                                                       --
                                                                                              -------------
     Class C Note Principal Balance after Reallocation                                         6,316,234.18
  REMAINING AVAILABLE FUNDS                                                                      118,574.89

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION

   Class D Note Principal Balance after Base Principal                                         1,503,864.71
   Class D Reallocated Principal Distribution paid                                                       --
     Class D Note Principal Balance after Reallocation                                         1,503,864.71
  REMAINING AVAILABLE FUNDS                                                                      118,574.89

CLASS E NOTE INTEREST

   Class E Note Interest due                                                                      20,228.69
   Class E Note Interest paid                                                                     20,228.69
                                                                                              -------------
     Class E Note Interest remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                       98,346.20

CLASS E BASE PRINCIPAL DISTRIBUTION

   Class E Note Principal Balance as of preceding Payment Date                                 1,726,488.27
   Class E Base Principal Distribution due                                                        98,346.20
   Class E Base Principal Distribution paid                                                       98,346.20
                                                                                              -------------
     Class E Base Principal Distribution remaining unpaid                                                --
     Class E Note Principal Balance after distribution on Payment Date                         1,628,142.07
  REMAINING AVAILABLE FUNDS                                                                              --

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION

   Class E Note Principal Balance after Base Principal                                         1,628,142.07
   Class E Reallocated Principal Distribution paid                                                       --
     Class E Note Principal Balance after Reallocation                                         1,628,142.07
  REMAINING AVAILABLE FUNDS                                                                              --

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION

   Class A-1 Note Principal Balance after Reallocated Principal                                          --
   Class A-1 Supplemental Principal Distribution                                                      (0.00)
                                                                                              -------------
     Class A-1 Note Principal Balance after Supplemental                                               0.00
  Remaining Available Funds                                                                            0.00
                                                                                              -------------
   Class A-2 Note Principal Balance after Reallocated Principal                                          --
   Class A-2 Supplemental Principal Distribution                                                         --
                                                                                              -------------
     Class A-2 Note Principal Balance after Supplemental                                                 --
  Remaining Available Funds                                                                            0.00
                                                                                              -------------
   Class A-3 Note Principal Balance after Reallocated Principal                                6,003,451.07
   Class A-3 Supplemental Principal Distribution                                                         --
                                                                                              -------------
     Class A-3 Note Principal Balance after Supplemental                                       6,003,451.07
  Remaining Available Funds                                                                            0.00
                                                                                              -------------
   Class A-4 Note Principal Balance after Reallocated Principal                               61,986,631.00
   Class A-4 Supplemental Principal Distribution                                                         --
                                                                                              -------------
     Class A-4 Note Principal Balance after Supplemental                                      61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                            0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION

   Class B Note Principal Balance after Reallocated Principal                                  9,323,964.59
   Class B Supplemental Principal Distribution paid                                                      --
                                                                                              -------------
     Class B Note Principal Balance after Supplemental                                         9,323,964.59
  REMAINING AVAILABLE FUNDS                                                                            0.00

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION

   Class C Note Principal Balance after Reallocated Principal                                  6,316,234.18
   Class C Supplemental Principal Distribution paid                                                      --
                                                                                              -------------
     Class C Note Principal Balance after Supplemental                                         6,316,234.18
  REMAINING AVAILABLE FUNDS                                                                            0.00

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION

   Class D Note Principal Balance after Reallocated Principal                                  1,503,864.71
   Class D Supplemental Principal Distribution paid                                                      --
                                                                                              -------------
     Class D Note Principal Balance after Supplemental                                         1,503,864.71
  REMAINING AVAILABLE FUNDS                                                                            0.00

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION

   Class E Note Principal Balance after Reallocated Principal                                  1,628,142.07
   Class E Supplemental Principal Distribution paid                                                      --
                                                                                              -------------
     Class E Note Principal Balance after Supplemental                                         1,628,142.07
  REMAINING AVAILABLE FUNDS                                                                            0.00

RESERVE FUND

   Required Reserve Fund Amount                                                                1,751,034.78
   Reserve Account Balance, Ending                                                                     0.00
   Reserve Account Deposit/(Withdrawal)                                                             (534.73)
                                                                                                    -------
  REMAINING AVAILABLE FUNDS                                                                              --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

   Indenture Trustee Expenses unpaid per above                                                           --
   Remaining Indenture Trustee Expenses paid                                                             --
                                                                                              -------------
     Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                              --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                             94,266,365.39
   ADCPB, end of Collection Period                                                   90,709,110.70
                                                                                    --------------
     Base Principal Amount                                                            3,557,254.68

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                    2,844,654.61
   Servicing Advances collected during the current Collection Period                  2,816,258.44
                                                                                    --------------
     Unreimbursed Servicing Advances as of current Determination Date                    28,396.17



CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                            94,266,365.39
   Servicer Fee Rate                                                                        0.500%
   One-twelfth                                                                                1/12
                                                                                              ----
   Servicer Fee due current period                                                       39,277.65
   Prior Servicer Fee arrearage                                                                 --
                                                                                    --------------
   Servicer Fee due                                                                      39,277.65


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                 416.67
   Prior Indenture Trustee Fee arrearage                                                        --
                                                                                    --------------
   Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                               --
   Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                    --------------
   Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                        --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                    --------------
   Total Other Amounts Due Servicer under Servicing Agreement                                   --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
   Current                                                         85,553,240.16            94.28%
     31 - 60 days past due                                          2,639,465.04             2.91%
     61 - 90 days past due                                            810,603.82             0.89%
     91+ days past due                                              1,739,797.51             1.92%
                                                                    ------------
                                                                   90,743,106.53

GROSS CHARGE OFF
   ADCPB of All Defaulted Contracts                                                      42,459.54
   Less Recoveries                                                                       23,370.86
                                                                                    --------------
   Total Charge Offs for the period                                                      19,088.68

   End of Month ADCPB                                                                90,709,110.70
   Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                          0.02%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning
                  Initial         of Period         Interest                          Interest
   Class          Balance          Balance            Rate        Interest Due          Paid
-------------------------------------------------------------------------------------------------
    A-1        30,818,212.00             0.00           5.855%             0.00             0.00
    A-2        31,956,385.00             0.00           6.460%             0.00             0.00
    A-3        18,823,624.00     8,920,399.91           6.700%        49,805.57        49,805.57
    A-4        61,986,631.00    61,986,631.00           6.980%       360,555.57       360,555.57
-------------------------------------------------------------------------------------------------
  Class A     143,584,852.00    70,907,030.91            6.94%       410,361.14       410,361.14
-------------------------------------------------------------------------------------------------
     B         13,570,520.00     9,599,651.83           7.280%        58,237.89        58,237.89
     C          9,192,933.00     6,502,990.05           8.010%        43,407.46        43,407.46
     D          2,188,793.00     1,582,660.17          10.270%        13,544.93        13,544.93
     E          2,363,897.00     1,726,488.27           7.030%        20,228.69        20,228.69
-------------------------------------------------------------------------------------------------
Total Notes   170,900,995.00    90,318,821.23            7.12%       545,780.10       545,780.10
-------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning        (Monthly)      (Reallocated)   (Supplemental)        Total             End           Ending
                 of Period        Principal        Principal       Principal         Principal        of Period     Certificate
   Class          Balance           Paid              Paid            Paid              Paid           Balance         Factor
-------------------------------------------------------------------------------------------------------------------------------
    A-1                 0.00             0.00             0.00            (0.00)           (0.00)            0.00    0.0000000
    A-2                 0.00             0.00             0.00             0.00             0.00             0.00    0.0000000
    A-3         8,920,399.91     2,916,948.84             0.00             0.00     2,916,948.84     6,003,451.07    0.3189317
    A-4        61,986,631.00             0.00             0.00             0.00             0.00    61,986,631.00    1.0000000
------------------------------------------------------------------------------------------------------------------
  Class A      70,907,030.91     2,916,948.84             0.00            (0.00)    2,916,948.84    67,990,082.07
------------------------------------------------------------------------------------------------------------------
     B          9,599,651.83       275,687.24             0.00             0.00       275,687.24     9,323,964.59    0.6870750
     C          6,502,990.05       186,755.87             0.00             0.00       186,755.87     6,316,234.18    0.6870750
     D          1,582,660.17        78,795.46             0.00             0.00        78,795.46     1,503,864.71    0.6870749
     E          1,726,488.27        98,346.20             0.00             0.00        98,346.20     1,628,142.07    0.6887534
------------------------------------------------------------------------------------------------------------------
Total Notes    90,318,821.23     3,556,533.61             0.00            (0.00)    3,556,533.61    86,762,287.62
------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                   Investor        Investor         Investor                         Supplemental
                 (defined)         Monthly        Reallocated     Supplemental         Total          Percentage
                   Class          Principal        Principal        Principal        Principal       of Principal
   Class         Percentage        Amount           Amount           Amount            Amount         Allocated
------------------------------------------------------------------------------------------------------------------
     A                82.00%     2,916,948.84             0.00             0.00     2,916,948.84           84.02%
     B                 7.75%       275,687.24             0.00             0.00       275,687.24            7.94%
     C                 5.25%       186,755.87             0.00             0.00       186,755.87            5.38%
     D                 1.25%        78,795.46             0.00             0.00        78,795.46            1.28%
     E                 1.35%       102,313.83             0.00             0.00       102,313.83            1.38%
------------------------------------------------------------------------------------------------------------------
                                 3,560,501.24             0.00             0.00     3,560,501.24          100.00%
------------------------------------------------------------------------------------------------------------------

FLOOR CALCULATION

                    Class        Floor Hit?          Floored
   Class            Floors         (Y/N)           Prin Amount
---------------------------------------------------------------
     A                                                 N/A
     B                    --         No             275,687.24
     C                    --         No             186,755.87
     D                    --         No              78,795.46
     E                    --         No             102,313.83
---------------------------------------------------------------

(Retained) Certificate Balance   3,947,544.16
Initial OC Percentage                   2.40%

Overcollateralization Balance (prior)             3,947,544.16
Overcollateralization Balance (current)           3,946,823.08
Unfunded Loss Amount                                      0.00
Cumulative Loss Amount                               -3,246.55
Available Funds+Collection Account-Servicing      4,102,313.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                      Yes/No
                                                                                                      ------
   A) Failure to distribute to the Noteholders all or part of any payment of Interest required
   to be made under the terms of such Notes or the Indenture when due; and,                             No
   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient
   Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
   the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
   Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the Class E
   Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1
   Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D
   Notes, or Class E Notes, as the case may be.                                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                           Event                                           Yes/No
   ----------    ---------------------------------------------------------------------------------    ------
   6.01(i)       Failure to make payment, deposit, transfer, or delivery required                       No
   6.01(ii)      Failure to submit Monthly Statement                                                    No
   6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                    No
   6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                          No
   6.01(v)       Servicer files a voluntary petition for bankruptcy                                     No
   6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                               No
   6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement              No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2001

Available Funds                                                                                           $3,128,738.58
Deposit from Reserve Account                                                                                $306,386.61
                                                                                                            -----------
Total Available Amount to Note Holders:                                                                   $3,435,125.19

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)         Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account             $0.00
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                                 $0.00
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances (Other than current Collection Period)                      $37,284.60
              (b) Servicer Fees from current and prior Collection Period                                     $68,397.50
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                         $416.67
(v)         Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                    $0.00

(vi)        Class A-1 through A-2 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                       $318,988.18
              Class A-2 Note Interest                                                                       $644,910.00
(vii)       Class B Note Interest                                                                            $89,091.32

(viii)      Class A Base Principal Distribution Amount
              Class A-1 Principal Distribution Amount                                                     $2,075,106.55
              Class A-2 Principal Distribution Amount                                                             $0.00
(ix)        Class B Base Principal Distribution Amount                                                      $167,039.91
(x)         Supplemental Interest Reserve Account addition amount                                            $33,890.48
(xi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                         $0.00
(xii)       Excess to Trust Certificate Holder                                                                    $0.00


            Reviewed By:



            --------------------------------------------------------------------
            Joel Cappon

            Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

AVAILABLE FUNDS
   Collection Account balance, as of September 30, 2001                                        1,171,988.23
   Investment earnings on amounts in Collection Account                                            4,754.52
   Payments due Collection Account from last 3 business days of Collection Period                716,883.74
   Servicer Advance on current Determination Date                                              1,235,112.09
   Additional Contribution for loss on termination                                                     0.00
   Deposit from Reserve Account                                                                  306,386.61
   Deposit from Letter of Credit Account                                                               0.00
   AVAILABLE FUNDS ON PAYMENT DATE                                                             3,435,125.19

Initial Unpaid Amounts inadvertently deposited in Collection Account                                   0.00
  REMAINING AVAILABLE FUNDS                                                                    3,435,125.19

Indemnity Payments paid inadvertently deposited in Collection Account                                  0.00
  REMAINING AVAILABLE FUNDS                                                                    3,435,125.19

UNREIMBURSED SERVICER ADVANCES
   Unreimbursed Servicer Advances due                                                             37,284.60
   Unreimbursed Servicer Advances paid                                                            37,284.60
                                                                                                  ---------
     Unreimbursed Servicer Advances remaining unpaid                                                   0.00
  REMAINING AVAILABLE FUNDS                                                                    3,397,840.59

SERVICER FEES
   Servicer Fees due                                                                              68,397.50
   Servicer Fees paid                                                                             68,397.50
                                                                                                  ---------
     Servicer Fees remaining unpaid                                                                    0.00
  REMAINING AVAILABLE FUNDS                                                                    3,329,443.09

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         0.00
  REMAINING AVAILABLE FUNDS                                                                    3,329,443.09

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                         416.67
   Indenture Trustee Fee paid                                                                        416.67
                                                                                              -------------
     Indenture Trustee Fee remaining unpaid                                                            0.00
  REMAINING AVAILABLE FUNDS                                                                    3,329,026.43

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(A)(II)
   Total Indenture Trustee Expenses due                                                                0.00
   Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                      75,000.00
   Total Indenture Trustee Expenses paid                                                               0.00
                                                                                                       ----
     Indenture Trustee Expenses unpaid                                                                 0.00
  REMAINING AVAILABLE FUNDS                                                                    3,329,026.43

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
   Class A-1 Note Interest due                                                                   318,988.18
   Class A-1 Note Interest paid                                                                  318,988.18
                                                                                                 ----------
     Class A-1 Interest remaining unpaid                                                               0.00
   Class A-2 Note Interest due                                                                   644,910.00
   Class A-2 Note Interest paid                                                                  644,910.00
                                                                                                 ----------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

     Class A-2 Interest remaining unpaid                                                               0.00
  REMAINING AVAILABLE FUNDS                                                                    2,365,128.25

CLASS B NOTE INTEREST
   Class B Note Interest due                                                                      89,091.32
   Class B Note Interest paid                                                                     89,091.32
                                                                                                  ---------
     Class B Note Interest remaining unpaid                                                            0.00
  REMAINING AVAILABLE FUNDS                                                                    2,276,036.93


CLASS A BASE PRINCIPAL DISTRIBUTION
   Class A-1 Note Principal Balance as of preceding Payment Date                              51,106,249.70
   Class A-1 Base Principal Distribution due                                                   2,075,106.55
   Class A-1 Base Principal Distribution Amount paid                                           2,075,106.55
                                                                                               ------------
     Class A-1 Base Principal Distribution remaining unpaid                                            0.00
     Class A-1 Note Principal Balance after distribution on Payment Date                      49,031,143.15

   Class A-2 Note Principal Balance as of preceding Payment Date                              99,600,000.00
   Class A-2 Base Principal Distribution due                                                           0.00
   Class A-2 Base Principal Distribution Amount paid                                                   0.00
                                                                                                       ----
     Class A-2 Base Principal Distribution remaining unpaid                                            0.00
     Class A-2 Note Principal Balance after distribution on Payment Date                      99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                      200,930.39

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
   Class B Note Principal Balance as of preceding Payment Date                                13,447,746.07
   Class B Base Principal Distribution due                                                       167,039.91
   Class B Base Principal Distribution paid                                                      167,039.91
                                                                                                 ----------
     Class B Base Principal Distribution remaining unpaid                                              0.00
     Class B Note Principal Balance after distribution on Payment Date                        13,280,706.16
  REMAINING AVAILABLE FUNDS                                                                       33,890.48

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
   Supplemental Interest Reserve Account Addition                                                 33,890.48
  REMAINING AVAILABLE FUNDS                                                                            0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
   Indenture Trustee Expenses unpaid per above                                                         0.00
   Remaining Indenture Trustee Expenses paid                                                           0.00
                                                                                                       ----
     Remaining Indenture Trustee Expenses unpaid                                                       0.00
  REMAINING AVAILABLE FUNDS                                                                            0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                             0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED OCTOBER 1, 2001

RESERVE ACCOUNT: SECTION 3.04(a)
   Initial Reserve Account Balance                                                             2,469,778.25
   Plus: Earnings for Collection Period per Section 3.04(b)                                        6,685.39
   Less: Withdrawal per Section 3.04(c)                                                          306,386.61
   Ending Reserve Account Balance                                                              2,170,077.03


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
   Initial Letter of Credit Account Balance                                                              --
   Plus: Earnings for Collection Period                                                                  --
   Plus: Additions from draws under Section 3.08(b)                                                      --
   Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                   --
     Ending Letter of Credit Account Balance                                                             --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
   Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)               33,890.48
   Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                    33,890.48
     Required Amount)
   Supplemental Interest Reserve Account Distribution to Collection Account                              --


   Supplemental Interest Reserve Required Amount calculation

   Beginning Balance                                                                             785,098.81
   Plus: Additions (Up to 1% of Initial ADCPB)                                                    33,890.48
   Plus: Earnings for Collection Period                                                            2,069.84
   Less: Required Distributions, To Collection Account                                                   --
     Ending Supplemental Interest Reserve Account Balance                                        821,059.13

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                                     164,153,995.77
   ADCPB, end of Collection Period                                                           161,911,849.31
                                                                                             --------------
     Base Principal Amount                                                                     2,242,146.46

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                             1,304,798.09
   Servicing Advances collected during the current Collection Period                           1,267,513.49
                                                                                               ------------
     Unreimbursed Servicing Advances as of current Determination Date                             37,284.60


CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                                    164,153,995.77
   Servicer Fee Rate                                                                                 0.500%
   One-twelfth                                                                                         1/12
                                                                                                       ----
   Servicer Fee due current period                                                                68,397.50
   Prior Servicer Fee arrearage                                                                          --
                                                                                            ---------------
   Servicer Fee due                                                                               68,397.50


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                          416.67
   Prior Indenture Trustee Fee arrearage                                                               0.00
                                                                                                       ----
   Total Indenture Trustee Fee due                                                                   416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                                      0.00
   Prior Indenture Trustee Expenses arrearage                                                          0.00
                                                                                                       ----
   Total Indenture Trustee Expenses due                                                                0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                               0.00
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              0.00
                                                                                                       ----
   Total Other Amounts Due Servicer under Servicing Agreement                                          0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                                   Total           Total
                 Initial         of Period      Interest       Current       Overdue       Interest         Interest      Interest
   Class         Balance          Balance         Rate       Interest Due    Interest         Due             Paid        Shortfall
------------------------------------------------------------------------------------------------------------------------------------
    A-1        75,000,000.00    51,106,249.70      7.490%       318,988.18       0.00       318,988.18       318,988.18        0.00
    A-2        99,600,000.00    99,600,000.00      7.770%       644,910.00       0.00       644,910.00       644,910.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class A     174,600,000.00   150,706,249.70                   963,898.18       0.00       963,898.18       963,898.18        0.00
------------------------------------------------------------------------------------------------------------------------------------
     B         14,052,729.00    13,447,746.07      7.950%        89,091.32       0.00        89,091.32        89,091.32        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total Notes   188,652,729.00   164,153,995.77                 1,052,989.49       0.00     1,052,989.49     1,052,989.49        0.00
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning         Current                             End              Ending
                of Period        Principal         Principal       of Period        Certificate
   Class         Balance            Due              Paid           Balance            Factor
-------------------------------------------------------------------------------------------------
    A-1        51,106,249.70     2,075,106.55     2,075,106.55    49,031,143.15       0.65374858
    A-2        99,600,000.00             0.00             0.00    99,600,000.00       1.00000000
-------------------------------------------------------------------------------------------------
  Class A     150,706,249.70     2,075,106.55     2,075,106.55   148,631,143.15
-------------------------------------------------------------------------------------------------
     B         13,447,746.07       167,039.91       167,039.91    13,280,706.16       0.94506243
-------------------------------------------------------------------------------------------------
Total Notes   164,153,995.77     2,242,146.46     2,242,146.46   161,911,849.31
-------------------------------------------------------------------------------------------------

                                 Beginning                       Base Principal     Principal
                 Principal       of Period         Overdue        Distribution       Payment
                  Percent         Balance         Principal          Amount           Amount
-------------------------------------------------------------------------------------------------
Class A               92.55%   150,706,249.70             0.00     2,075,106.55     2,075,106.55
Class B                7.45%    13,447,746.07             0.00       167,039.91       167,039.91
-------------------------------------------------------------------------------------------------

Base Principal Amount:                   2,242,146.46
Gross Charge Off Event?                            No
Available Funds less Fees:               3,329,026.43

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
        a)    Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
              under the terms of such Notes or the Indenture when due; and,                                               No
        b)    Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date,
              the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class
              A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                                              No
        c)    Failure on the part of the Trust duly to observe or perform in any material respect any other Covenants
              or Agreements.                                                                                              No
        d)    The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or Liquidator, etc.           No
        e)    The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking
              reorganization in a proceeding under any bankruptcy laws etc.                                               No
        f)    A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be
              stayed, withdrawn, or dismissed within 60 days thereafter, etc.                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

   Section                                                     Event                                                    Yes/No
   ---------  -------------------------------------------------------------------------------------------------------   ------
   6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                            No
   6.01(ii)   Failure to submit Monthly Statement                                                                         No
   6.01(iii)  Failure to Observe Covenants or Agreements in Transaction Documents                                         No
   6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                               No
   6.01(v)    Servicer files a voluntary petition for bankruptcy                                                          No
   6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days        No
   6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                   No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001
** Amended 10-25-01


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
               Current                                                                  161,258,672.82             99.60%
                 31 - 60 days past due                                                      653,176.50              0.40%
                 61 - 90 days past due                                                            0.00              0.00%
                 91+ days past due                                                                0.00              0.00%
                                                                                                  ----
                                                                                        161,911,849.31


PUTBACK SUMMARY
               Defaults for Related Collection Period                                                          306,386.61
                 Total Defaulted Contracts                                                                   2,792,636.06
               Recoveries from Reserve Account for Current Period                                              306,386.61
                  Total Recoveries from Lessees                                                                223,797.44
                  Total Recoveries from Reserve Account                                                      2,568,838.62
               Net Remaining Defaulted                                                                               0.00
               Recoveries from Source Recourse (Up to Available Source Recourse)                                     0.00
               Recoveries from Draw on Letter of Credit Account                                                      0.00


10% LIMITED RECOURSE AMOUNT
               Beginning Amount available under 10% limited recourse                                        19,238,909.32
               Beginning % available under 10% limited recourse                                                  10.0000%
               Current months buy backs under 10% limited recourse obligation                                        0.00
               Cumulative amount bought back under 10% limited recourse obligation                                   0.00
               Cumulative % bought back under 10% limited recourse obligation                                     0.0000%


LETTERS  OF CREDIT
               Beginning Value of the 2 Letters of Credit                                                   20,000,000.00
               Amount of step down in the Letters of Credit                                                          0.00
               Ending Value of the 2 Letters of Credit                                                      20,000,000.00

                                                                                                               (NO/YES)
                                                                                                               --------
LETTER OF CREDIT DRAW EVENTS
               (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):            No

               (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
               Northern Trust Company (Downgraded below Aa/AA by Moodys
               and S&P respectively)                                                                              No
               Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                                    No

               (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:                 No
                    Deposit full amount of relevant LOC:
               Draw on Letters of Credit?                                                                         No

               If a draw on the letters of credit, amount deposited in Letter of Credit Account                     0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001
** Amended 10-25-01


                                                                                                          Result
                                                                                                      --------------
GROSS CHARGE EVENT CALCULATION:
               Defaulted Contracts Current Period                                                            306,387
               Total Defaulted Contracts Prior Period                                                      2,486,249
                                                                                                           ---------
               Total ADCPB of all Defaulted Contracts                                                      2,792,636
               Total Initial ADCPB                                                                       188,652,729
                                                                                                         -----------
               % Total Defaulted                                                                               1.48%
               Maximum Allowed                                                                                10.00%

Gross Charge Off Event:                                                                                           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED OCTOBER 1, 2001

Available Amount to Note Holders:                                                                  5,585,669.94
Reserve Account balance, beginning                                                                         0.54

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                             --
              (b) Servicer Fees from current and prior Collection Period                              55,700.10
              (c) Servicing Charges inadvertantly deposited in Collection Account                            --
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)        Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                 50,711.07
              Class A-3 Note Interest                                                                320,780.10
              Class A-4 Note Interest                                                                210,522.36
(vii)       Class B Note Interest                                                                    116,738.78
(viii)      Class C Note Interest                                                                     74,027.41
(ix)        Class D Note Interest                                                                     35,690.83

(x)         Class A Base Principal Distribution Amount
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                              3,620,932.66
              Class A-3 Principal Distribution Amount                                                        --
              Class A-4 Principal Distribution Amount                                                        --
(xi)        Class B Base Principal Distribution Amount                                               465,714.81
(xii)       Class C Base Principal Distribution Amount                                               295,215.57
(xiii)      Class D Base Principal Distribution Amount                                               294,650.26
(xv)        Class E Note Interest                                                                     44,569.33
(xvi)       Class E Principal Distribution Amount                                                            --
(xviii)     Reserve Account Reimbursement/(Withdrawal)                                                   (0.00)
(xix)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)        Remaining Amount to Residual Holder                                                              --


Reserve Account balance, ending                                                                            0.54

Disbursements from Reserve Account:
            Interest earned on Reserve Account to Residual Holder                                            --

            Reviewed By:



            --------------------------------------------------------------------
            JOEL CAPPON

            CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

AVAILABLE FUNDS
   Collection Account balance, as of September 30, 2001                                        1,203,603.81
   Investment earnings on amounts in Collection Account                                            8,322.80
   Payments due Collection Account from last 3 business days of Collection Period                356,053.60
   Amounts inadvertantly deposited into collection account                                               --
   Additional contribution for terminated trade-ups and rebooked leases                            8,295.60
   Servicer Advance on current Determination Date                                              4,009,394.13
                                                                                              -------------
   AVAILABLE FUNDS ON PAYMENT DATE                                                             5,585,669.94
   Reserve Account balance                                                                             0.54
                                                                                              -------------
   TOTAL AVAILABLE FUNDS                                                                       5,585,670.48

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                     --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,585,670.48

Indemnity Payments paid inadvertantly deposited in Collection Account                                    --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,585,670.48

UNREIMBURSED SERVICER ADVANCES
   Unreimbursed Servicer Advances due                                                                    --
   Unreimbursed Servicer Advances paid                                                                   --
                                                                                              -------------
     Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,585,670.48

SERVICER FEES
   Servicer Fees due                                                                              55,700.10
   Servicer Fees paid                                                                             55,700.10
                                                                                              -------------
     Servicer Fees remaining unpaid                                                                      --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,529,970.38

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,529,970.38

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                         416.67
   Indenture Trustee Fee paid                                                                        416.67
                                                                                              -------------
     Indenture Trustee Fee remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    5,529,553.71

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
   Total Indenture Trustee Expenses due                                                                  --
   Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                              -------------
   Total Indenture Trustee Expenses paid                                                                 --
                                                                                              -------------
     Indenture Trustee Expenses unpaid                                                                   --
  REMAINING AVAILABLE FUNDS                                                                    5,529,553.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
   Class A-1 Note Interest                                                                               --
   Class A-2 Note Interest                                                                        50,711.07
   Class A-3 Note Interest                                                                       320,780.10
   Class A-4 Note Interest                                                                       210,522.36
     Total Class A Interest due                                                                  582,013.53
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,947,540.18

CLASS B NOTE INTEREST
   Class B Note Interest due                                                                     116,738.78
   Class B Note Interest paid                                                                    116,738.78
                                                                                              -------------
     Class B Note Interest remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,830,801.40

CLASS C NOTE INTEREST
   Class C Note Interest due                                                                      74,027.41
   Class C Note Interest paid                                                                     74,027.41
                                                                                              -------------
     Class C Note Interest remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,756,773.99

CLASS D NOTE INTEREST
   Class D Note Interest due                                                                      35,690.83
   Class D Note Interest paid                                                                     35,690.83
                                                                                              -------------
     Class D Note Interest remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,721,083.16

CLASS A BASE PRINCIPAL DISTRIBUTION
   Class A Base Principal Distribution Amount due                                              3,620,932.66
   Class A Note Principal Balance as of preceding Payment Date                                93,088,945.96
                                                                                              -------------
   Class A Base Principal Distribution Amount paid                                             3,620,932.66
                                                                                              -------------
     Class A Base Principal Distribution Amount remaining unpaid                                         --
   Class A-1 Note Principal Balance as of preceding Payment Date                                         --
   Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
     Class A-1 Note Principal Balance after distribution                                                 --
                                                                                              -------------
   Remaining Class A Base Principal Distribution Amount                                        3,620,932.66
                                                                                              -------------
   Class A-2 Note Principal Balance as of preceding Payment Date                               8,279,357.96
   Class A-2 Base Principal Distribution Amount paid                                           3,620,932.66
                                                                                              -------------
     Class A-2 Note Principal Balance after distribution                                       4,658,425.30
   Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                              -------------
   Class A-3 Note Principal Balance as of preceding Payment Date                              51,393,341.00
   Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
     Class A-3 Note Principal Balance after distribution                                      51,393,341.00
   Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                              -------------
   Class A-4 Note Principal Balance as of preceding Payment Date                              33,416,247.00
   Class A-4 Base Principal Distribution Amount paid                                                     --
                                                                                              -------------
     Class A-4 Note Principal Balance after distribution                                      33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                    1,100,150.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS B BASE PRINCIPAL DISTRIBUTION
   Class B Note Principal Balance as of preceding Payment Date                                18,029,154.90
   Class B Base Principal Distribution due                                                       465,714.81
   Class B Base Principal Distribution paid                                                      465,714.81
                                                                                              -------------
     Class B Base Principal Distribution remaining unpaid                                                --
     Class B Note Principal Balance after distribution on Payment Date                        17,563,440.09
  REMAINING AVAILABLE FUNDS                                                                      634,435.70

CLASS C BASE PRINCIPAL DISTRIBUTION
   Class C Note Principal Balance as of preceding Payment Date                                10,833,279.78
   Class C Base Principal Distribution due                                                       295,215.57
   Class C Base Principal Distribution paid                                                      295,215.57
                                                                                              -------------
     Class C Base Principal Distribution remaining unpaid                                                --
     Class C Note Principal Balance after distribution on Payment Date                        10,538,064.22
  REMAINING AVAILABLE FUNDS                                                                      339,220.13

CLASS D BASE PRINCIPAL DISTRIBUTION
   Class D Note Principal Balance as of preceding Payment Date                                 3,721,024.74
   Class D Base Principal Distribution due                                                       294,650.26
   Class D Base Principal Distribution paid                                                      294,650.26
                                                                                              -------------
     Class D Base Principal Distribution remaining unpaid                                                --
     Class D Note Principal Balance after distribution on Payment Date                         3,426,374.47
  REMAINING AVAILABLE FUNDS                                                                       44,569.87

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
   Class A-1 Note Principal Balance after Base Principal                                                 --
   Class A-1 Reallocated Principal Distribution                                                          --
                                                                                              -------------
     Class A-1 Note Principal Balance after Reallocation                                                 --
  Remaining Available Funds                                                                       44,569.87
                                                                                              -------------
   Class A-2 Note Principal Balance after Base Principal                                       4,658,425.30
   Class A-2 Reallocated Principal Distribution                                                          --
                                                                                              -------------
     Class A-2 Note Principal Balance after Reallocation                                       4,658,425.30
  Remaining Available Funds                                                                       44,569.87
                                                                                              -------------
   Class A-3 Note Principal Balance after Base Principal                                      51,393,341.00
   Class A-3 Reallocated Principal Distribution                                                          --
                                                                                              -------------
     Class A-3 Note Principal Balance after Reallocation                                      51,393,341.00
  Remaining Available Funds                                                                       44,569.87
                                                                                              -------------
   Class A-4 Note Principal Balance after Base Principal                                      33,416,247.00
   Class A-4 Reallocated Principal Distribution                                                          --
                                                                                              -------------
     Class A-4 Note Principal Balance after Reallocation                                      33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                       44,569.87

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
   Class B Note Principal Balance after Base Principal                                        17,563,440.09
   Class B Reallocated Principal Distribution paid                                                       --
                                                                                              -------------
     Class B Note Principal Balance after Reallocation                                        17,563,440.09
  REMAINING AVAILABLE FUNDS                                                                       44,569.87

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
   Class C Note Principal Balance after Base Principal                                        10,538,064.22
   Class C Reallocated Principal Distribution paid                                                       --
                                                                                              -------------
     Class C Note Principal Balance after Reallocation                                        10,538,064.22
  REMAINING AVAILABLE FUNDS                                                                       44,569.87

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
   Class D Note Principal Balance after Base Principal                                         3,426,374.47
   Class D Reallocated Principal Distribution paid                                                       --
     Class D Note Principal Balance after Reallocation                                         3,426,374.47
  REMAINING AVAILABLE FUNDS                                                                       44,569.87

CLASS E NOTE INTEREST
   Class E Note Interest due                                                                      44,569.33
   Class E Note Interest paid                                                                     44,569.33
                                                                                              -------------
     Class E Note Interest remaining unpaid                                                              --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                            0.54

CLASS E BASE PRINCIPAL DISTRIBUTION
   Class E Note Principal Balance as of preceding Payment Date                                 3,627,998.79
   Class E Base Principal Distribution due                                                               --
   Class E Base Principal Distribution paid                                                              --
                                                                                              -------------
     Class E Base Principal Distribution remaining unpaid                                                --
     Class E Note Principal Balance after distribution on Payment Date                         3,627,998.79
  REMAINING AVAILABLE FUNDS                                                                            0.54

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
   Class E Note Principal Balance after Base Principal                                         3,627,998.79
   Class E Reallocated Principal Distribution paid                                                       --
     Class E Note Principal Balance after Reallocation                                         3,627,998.79
  REMAINING AVAILABLE FUNDS                                                                            0.54

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class A-1 Note Principal Balance after Reallocated Principal                                          --
   Class A-1 Supplemental Principal Distribution                                                         --
                                                                                              -------------
     Class A-1 Note Principal Balance after Supplemental                                                 --
  Remaining Available Funds                                                                            0.54
                                                                                              -------------
   Class A-2 Note Principal Balance after Reallocated Principal                                4,658,425.30
   Class A-2 Supplemental Principal Distribution                                                         --
                                                                                              -------------
     Class A-2 Note Principal Balance after Supplemental                                       4,658,425.30
  Remaining Available Funds                                                                            0.54
                                                                                              -------------
   Class A-3 Note Principal Balance after Reallocated Principal                               51,393,341.00
   Class A-3 Supplemental Principal Distribution                                                         --
                                                                                              -------------
     Class A-3 Note Principal Balance after Supplemental                                      51,393,341.00
  Remaining Available Funds                                                                            0.54
                                                                                              -------------
   Class A-4 Note Principal Balance after Reallocated Principal                               33,416,247.00
   Class A-4 Supplemental Principal Distribution                                                         --
                                                                                              -------------
     Class A-4 Note Principal Balance after Supplemental                                      33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                            0.54

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class B Note Principal Balance after Reallocated Principal                                 17,563,440.09
   Class B Supplemental Principal Distribution paid                                                      --
                                                                                              -------------
     Class B Note Principal Balance after Supplemental                                        17,563,440.09
  REMAINING AVAILABLE FUNDS                                                                            0.54

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class C Note Principal Balance after Reallocated Principal                                 10,538,064.22
   Class C Supplemental Principal Distribution paid                                                      --
                                                                                              -------------
     Class C Note Principal Balance after Supplemental                                        10,538,064.22
  REMAINING AVAILABLE FUNDS                                                                            0.54

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class D Note Principal Balance after Reallocated Principal                                  3,426,374.47
   Class D Supplemental Principal Distribution paid                                                      --
                                                                                              -------------
     Class D Note Principal Balance after Supplemental                                         3,426,374.47
  REMAINING AVAILABLE FUNDS                                                                            0.54

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class E Note Principal Balance after Reallocated Principal                                  3,627,998.79
   Class E Supplemental Principal Distribution paid                                                      --
                                                                                              -------------
     Class E Note Principal Balance after Supplemental                                         3,627,998.79
  REMAINING AVAILABLE FUNDS                                                                            0.54

RESERVE FUND
   Required Reserve Fund Amount                                                                2,114,952.31
   Reserve Account Balance, Ending                                                                     0.54
   Reserve Account Deposit/(Withdrawal)                                                               (0.00)
                                                                                                      -----
  REMAINING AVAILABLE FUNDS                                                                              --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
   Indenture Trustee Expenses unpaid per above                                                           --
   Remaining Indenture Trustee Expenses paid                                                             --
                                                                                              -------------
     Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                              --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                             133,680,247.52
   ADCPB, end of Collection Period                                                   129,023,099.40
                                                                                    ---------------
     Base Principal Amount                                                             4,657,148.12

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                     4,255,437.36
   Servicing Advances collected during the current Collection Period                   4,255,437.36
                                                                                    ---------------
     Unreimbursed Servicing Advances as of current Determination Date                            --


CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                            133,680,247.52
   Servicer Fee Rate                                                                         0.500%
   One-twelfth                                                                                 1/12
                                                                                    ---------------
   Servicer Fee due current period                                                        55,700.10
   Prior Servicer Fee arrearage                                                                  --
                                                                                    ---------------
   Servicer Fee due                                                                       55,700.10

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                  416.67
   Prior Indenture Trustee Fee arrearage                                                         --
                                                                                    ---------------
   Total Indenture Trustee Fee due                                                           416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                                --
   Prior Indenture Trustee Expenses arrearage                                                    --
                                                                                    ---------------
   Total Indenture Trustee Expenses due                                                          --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                         --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                        --
                                                                                    ---------------
   Total Other Amounts Due Servicer under Servicing Agreement                                    --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
   Current                                                        118,229,596.98            91.63%
     31 - 60 days past due                                          4,585,714.11             3.55%
     61 - 90 days past due                                          1,927,445.88             1.49%
     91+ days past due                                              4,287,272.57             3.32%
                                                                    ------------
                                                                  129,030,029.54

GROSS CHARGE OFF
   ADCPB of All Defaulted Contracts                                                     111,967.14
   Less Recoveries                                                                      125,769.86
                                                                                        ----------
   Total Charge Offs for the period                                                     (13,802.72)

   End of Month ADCPB                                                               129,023,099.40
   Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                         -0.01%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning
                  Initial         of Period         Interest                          Interest
   Class          Balance          Balance            Rate        Interest Due          Paid
-------------------------------------------------------------------------------------------------
    A-1        50,018,622.00             0.00           6.938%             0.00             0.00
    A-2        29,609,332.00     8,279,357.96           7.350%        50,711.07        50,711.07
    A-3        51,393,341.00    51,393,341.00           7.490%       320,780.10       320,780.10
    A-4        33,416,247.00    33,416,247.00           7.560%       210,522.36       210,522.36
-------------------------------------------------------------------------------------------------
  Class A     164,437,542.00    93,088,945.96            7.50%       582,013.53       582,013.53
-------------------------------------------------------------------------------------------------
     B         21,149,523.00    18,029,154.90           7.770%       116,738.78       116,738.78
     C         12,689,714.00    10,833,279.78           8.200%        74,027.41        74,027.41
     D          4,229,905.00     3,721,024.74          11.510%        35,690.83        35,690.83
     E          4,124,157.00     3,627,998.79           7.690%        70,970.41        44,569.33
-------------------------------------------------------------------------------------------------
Total Notes   206,630,841.00   129,300,404.17            7.72%       879,440.95       853,039.87
-------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning        (Monthly)      (Reallocated)   (Supplemental)        Total             End           Ending
                 of Period        Principal        Principal       Principal         Principal        of Period     Certificate
   Class          Balance           Paid              Paid            Paid              Paid           Balance         Factor
-------------------------------------------------------------------------------------------------------------------------------
    A-1                 0.00             0.00            0.00             0.00              0.00             0.00    0.0000000
    A-2         8,279,357.96     3,620,932.66            0.00             0.00      3,620,932.66     4,658,425.30    0.1573296
    A-3        51,393,341.00             0.00            0.00             0.00              0.00    51,393,341.00    1.0000000
    A-4        33,416,247.00             0.00            0.00             0.00              0.00    33,416,247.00    1.0000000
------------------------------------------------------------------------------------------------------------------
  Class A      93,088,945.96     3,620,932.66            0.00             0.00      3,620,932.66    89,468,013.30
------------------------------------------------------------------------------------------------------------------
     B         18,029,154.90       465,714.81            0.00             0.00        465,714.81    17,563,440.09    0.8304414
     C         10,833,279.78       295,215.57            0.00             0.00        295,215.57    10,538,064.22    0.8304414
     D          3,721,024.74       294,650.26            0.00             0.00        294,650.26     3,426,374.47    0.8100358
     E          3,627,998.79             0.00            0.00             0.00              0.00     3,627,998.79    0.8796946
------------------------------------------------------------------------------------------------------------------
Total Notes   129,300,404.17     4,676,513.30            0.00             0.00      4,676,513.30   124,623,890.87
------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                   Investor        Investor         Investor                         Supplemental
                 (defined)         Monthly        Reallocated     Supplemental         Total          Percentage
                   Class          Principal        Principal        Principal        Principal       of Principal
   Class         Percentage         Amount           Amount           Amount            Amount         Allocated
------------------------------------------------------------------------------------------------------------------
     A                77.75%     3,620,932.66            0.00             0.00     3,620,932.66            79.58%
     B                10.00%       465,714.81            0.00             0.00       465,714.81            10.24%
     C                 6.00%       295,215.57            0.00             0.00       295,215.57             6.14%
     D                 2.00%       294,650.26            0.00             0.00       294,650.26             2.05%
     E                 1.95%       298,410.81            0.00             0.00       298,410.81             2.00%
------------------------------------------------------------------------------------------------------------------
                                 4,974,924.10            0.00             0.00     4,974,924.10           100.00%
------------------------------------------------------------------------------------------------------------------

FLOOR CALCULATION

                    Class        Floor Hit?          Floored
   Class            Floors         (Y/N)           Prin Amount
---------------------------------------------------------------
     A                                                 N/A
     B                    --         No             465,714.81
     C                    --         No             295,215.57
     D                    --         No             294,650.26
     E                    --         No             298,410.81
---------------------------------------------------------------

(Retained) Certificate Balance   4,379,843.35
Initial OC Percentage                   2.30%

Overcollateralization Balance (prior)             4,379,843.35
Overcollateralization Balance (current)           4,399,208.53
Unfunded Loss Amount                                      0.00
Cumulative Loss Amount                            2,580,133.38
Available Funds+Collection Account-Servicing      5,529,553.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2001



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                      Yes/No
                                                                                                      ------
   A) Failure to distribute to the Noteholders all or part of any payment of Interest required
   to be made under the terms of such Notes or the Indenture when due; and,                             No
   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1
   Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
   Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the Class D Maturity
   Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
   Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                           No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                           Event                                           Yes/No
   ----------    ---------------------------------------------------------------------------------    ------
   6.01(i)       Failure to make payment, deposit, transfer, or delivery required                       No
   6.01(ii)      Failure to submit Monthly Statement                                                    No
   6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                    No
   6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                          No
   6.01(v)       Servicer files a voluntary petition for bankruptcy                                     No
   6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                               No
   6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement              No